UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Earliest Event Reported: December 23 2004
Commission File No. 0-10301

NESS ENERGY INTERNATIONAL, INC.
4201 East Interstate 20, Willow Park, Texas 76087
(817) 341-1477

Incorporated in the State of Washington	Employer Identification No. 91-1067265

Item 7.01 Regulation FD Disclosure

On December 23, 2004, Ness energy announced that Gene Durkee, PE, Owen May, Adam Schuster, and Bob Fowler joined Ness Energy's Board of Advisors, and JF "Rick" Hoover was named CFO. This information is contained in the press release included in this report as Exhibit 99.

Item 9.01 Exhibits

99	Ness Energy Press Release, dated December 23, 2004 - Ness Names New Members to the Board of Advisors and CFO.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized officer.

December 23, 2004	NESS ENERGY INTERNATIONAL, INC. (Registrant) BY: /S/ Sha Stephens —————————————— Sha Stephens President and CEO